                                              NOTE PURCHASE AGREEMENT

                                                       DATED

                                                       AS OF

                                                   JUNE 30, 2000

                                                   BY AND AMONG

                                        AMERICAN FOUNDERS FINANCIAL CORP.,

                                         VESTA FIRE INSURANCE CORPORATION

                                                        AND

                                            VESTA INSURANCE GROUP, INC.

                                                 TABLE OF CONTENTS

                                                                                                               Page

1.    Definitions.................................................................................................1
--    -----------

2.    Closing Transaction.........................................................................................1
--    -------------------

   2.1   ISSUANCE, SALE AND PURCHASE..............................................................................1
         ---------------------------
   2.2   CLOSING..................................................................................................2
         -------

3.    Representations and Warranties of AFFC......................................................................2
--    --------------------------------------

   3.1   AUTHORIZATION, EXECUTION AND DELIVERY....................................................................2
         -------------------------------------
   3.2   NONCONTRAVENTION.........................................................................................2
         ----------------
   3.3   REQUIRED CONSENTS........................................................................................3
         -----------------
   3.4   ORGANIZATION, STANDING AND AUTHORITY; SUBSIDIARIES.......................................................3
         --------------------------------------------------
   3.5   LICENSES.................................................................................................3
         --------
   3.6   ACTIONS AND PROCEEDINGS..................................................................................3
         -----------------------
   3.7   OUTSTANDING CAPITAL STOCK AND SURPLUS NOTES OF AFFC AND ITS SUBSIDIARIES.................................3
         ------------------------------------------------------------------------
   3.8   TITLE TO SUBSIDIARY STOCK; SURPLUS NOTES.................................................................4
         ----------------------------------------
   3.9   OPTIONS OR OTHER RIGHTS..................................................................................4
         -----------------------
   3.10     CORPORATE RECORDS.....................................................................................4
            -----------------
   3.11     INSURANCE ANNUAL STATEMENTS; FINANCIAL STATEMENTS.....................................................5
            -------------------------------------------------
   3.12     ABSENCE OF LIABILITIES AND OBLIGATIONS................................................................5
            --------------------------------------
   3.13     NO MATERIAL ADVERSE CHANGE............................................................................5
            --------------------------
   3.14     COMPLIANCE WITH LAWS..................................................................................6
            --------------------
   3.15     PROPERTY..............................................................................................7
            --------
   3.16     CONTRACTS AND OTHER AGREEMENTS........................................................................7
            ------------------------------
   3.17     EMPLOYMENT BENEFITS...................................................................................7
            -------------------
   3.18     POWERS OF ATTORNEY...................................................................................10
            ------------------
   3.19     INSURANCE............................................................................................10
            ---------
   3.20     TAX MATTERS..........................................................................................11
            -----------
   3.21     TAX STATUS OF INSURANCE/ANNUITY PRODUCTS.............................................................12
            ----------------------------------------
   3.22     ENVIRONMENTAL MATTERS................................................................................12
            ---------------------
   3.23     BROKERAGE............................................................................................13
            ---------
   3.24     LOSS RESERVES........................................................................................13
            -------------
   3.25     TRADEMARKS, SERVICE MARKS, TRADE NAMES, COPYRIGHTS AND DATA PROCESSING SYSTEMS.......................13
            ------------------------------------------------------------------------------
   3.26     EMPLOYMENT MATTERS...................................................................................13
            ------------------
   3.27     IMPROPER PAYMENTS....................................................................................14
            -----------------
   3.28     REINSURANCE..........................................................................................14
            -----------
   3.29     EMPLOYMENT CONTRACTS.................................................................................14
            --------------------
   3.30     GUARANTEES...........................................................................................15
            ----------
   3.31     INVESTMENTS..........................................................................................15
            -----------
   3.32     ACCOUNTS; SECURITY DEPOSITS..........................................................................15
            ---------------------------
   3.33     INSURANCE BUSINESS...................................................................................15
            ------------------
   3.34     NO MISREPRESENTATIONS................................................................................16
            ---------------------

4.    Representations and Warranties of Vesta Fire and Vesta.....................................................16
--    ------------------------------------------------------

   4.1   ORGANIZATION, STANDING AND AUTHORITY....................................................................16
         ------------------------------------
   4.2   AUTHORIZATION, EXECUTION AND DELIVERY...................................................................16
         -------------------------------------
   4.3   REQUIRED CONSENTS.......................................................................................17
         -----------------
   4.4   NONCONTRAVENTION........................................................................................17
         ----------------

5.    Pre-Closing Covenants......................................................................................17
--    ---------------------

   5.1   GENERAL.................................................................................................17
         -------
   5.2   NOTICES AND CONSENTS....................................................................................18
         --------------------
   5.3   OPERATION OF BUSINESS...................................................................................18
         ---------------------
   5.4   FULL ACCESS; CONFIDENTIALITY............................................................................18
         ----------------------------
   5.5   STATE INSURANCE AND OTHER REGULATORY APPROVALS..........................................................19
         ----------------------------------------------
   5.6   EXCLUSIVITY.............................................................................................20
         -----------
   5.7   OTHER DOCUMENTS.........................................................................................20
         ---------------
   5.8   FINANCIAL STATEMENT AUDIT...............................................................................20
         -------------------------

6.    Conditions to Obligation to Close..........................................................................20
--    ---------------------------------

   6.1   CONDITIONS TO OBLIGATION OF VESTA.......................................................................20
         ---------------------------------
   6.2   CONDITIONS TO OBLIGATION OF AFFC........................................................................22
         --------------------------------

7.    Remedies for Breaches of This Agreement....................................................................23
--    ---------------------------------------

   7.1   SURVIVAL PERIOD; INDEMNIFICATION AS REMEDY..............................................................23
         ------------------------------------------
   7.2   INDEMNIFICATION PROVISIONS FOR BENEFIT OF VESTA.........................................................24
         -----------------------------------------------
   7.3   INDEMNIFICATION PROVISIONS FOR BENEFIT OF AFFC..........................................................24
         ----------------------------------------------
   7.4   MATTERS INVOLVING THIRD PARTIES.........................................................................24
         -------------------------------
   7.5   EXCLUSIVE REMEDY AFTER THE CLOSING......................................................................25
         ----------------------------------
   7.6   CLAIM NOTICE............................................................................................25
         ------------

8.    Termination................................................................................................25
--    -----------

   8.1   TERMINATION OF AGREEMENT................................................................................25
         ------------------------
   8.2   EFFECT OF TERMINATION...................................................................................26
         ---------------------

9.    Miscellaneous..............................................................................................26
--    -------------

   9.1   ENTIRE AGREEMENT........................................................................................26
         ----------------
   9.2   SUCCESSION AND ASSIGNMENT...............................................................................26
         -------------------------
   9.3   COUNTERPARTS............................................................................................26
         ------------
   9.4   HEADINGS................................................................................................27
         --------
   9.5   EXPENSES................................................................................................27
         --------
   9.6   NOTICES.................................................................................................27
         -------
   9.7   AMENDMENTS AND WAIVERS..................................................................................28
         ----------------------
   9.8   SEVERABILITY............................................................................................28
         ------------
   9.9   CONSTRUCTION............................................................................................28
         ------------

AFFC's Disclosure Schedule

3.3               .........Required Consents

3.7               .........Outstanding Capital Stock and Surplus Notes of AFFC and its Subsidiaries

3.9               .........Options or other Rights

3.17              .........Employment Benefits

Appendix A        .........Definitions

Exhibit A-1       .........Series B Exchange Agreement

Exhibit A-2       .........Investor Rights Agreement

Exhibit A-3       .........9.5% Convertible Subordinated Note

Exhibit A-4       .........Employment Agreement

Exhibit A-5       .........Series D Preferred Stock
AMERICAN FOUNDERS FINANCIAL CORPORATION NOTE PURCHASE AGREEMENT ----------------------- This Agreement is entered into this 30 day of June, 2000, by and among American Founders Financial Corp., an Arizona corporation ("AFFC"), Vesta Fire Insurance Corporation, an Illinois corporation ("Vesta Fire") and Vesta Insurance Group, Inc., a Delaware corporation and the owner of all of the outstanding capital stock of Vesta Fire ("Vesta"). AFFC, Vesta Fire and Vesta are sometimes referred to collectively herein as the "Parties" and individually as a "Party". AFFC is seeking investment capital. Vesta Fire desires to make a $25 million investment in AFFC by purchasing from AFFC convertible subordinated notes. In addition, Vesta Fire desires that it have the right to vote the shares into which such note is convertible on an as-converted basis. AFFC is willing to accept such investment by selling such notes to Vesta Fire and providing Vesta Fire with its desired pre-conversion voting rights through a newly created special voting preferred stock provided that Vesta is a Party to this Agreement and that Vesta, Vesta Fire and AFFC enter into an investor rights agreement delineating certain rights and obligations of the Parties with respect to corporate governance and other matters. Vesta Fire is willing to make its investment on such terms. Accordingly, the Parties agree as follows: 1. Definitions. ----------- As used in this Agreement, the terms set forth in Appendix A shall have the meanings ascribed to such terms in Appendix A. 2. Closing Transaction. ------------------- 2.1 Issuance, Sale and Purchase. --------------------------- At the Closing, subject to the conditions set forth in Section 6 (the "Closing Conditions"), AFFC will duly execute, issue and deliver five Notes, each in the principal amount of $5 million, and duly executed certificates, each evidencing five shares of the Special Voting Preferred, to Vesta Fire. Vesta Fire will purchase and accept (a) the Notes by paying to AFFC $25 million in cash, by wire transfer to an account designated by AFFC and (b) the Special Voting Preferred by paying to AFFC $250 in cash (by wire transfer to an account designated by AFFC). In addition, at the Closing, AFFC, Vesta and Vesta Fire will enter into the Investor Rights Agreement, AFFC will enter into the Employment Agreements and the Exchange Agreement with the Series B Preferred Holders and AFFC will, simultaneously with the Closing, consummate the transactions contemplated by the Redemption Agreement and pay in full AFFC's Promissory Note dated May 23, 2000, to Vesta in the original principal amount of $5,500,000. 2.2 Closing. ------- The Closing will take place at the offices of AFFC at 2720 East Camelback Road, Phoenix, Arizona, or at such other place as the parties may agree, on June 30, 2000, or if the Closing Conditions have not been satisfied by such date, on such later date within ten days after the Closing Conditions have been satisfied as the Parties may designate (the "Closing Date"). 3. Representations and Warranties of AFFC. -------------------------------------- AFFC represents and warrants to Vesta Fire and Vesta that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete on and as of the Closing Date except where any such statement is made as of a specific date. 3.1 Authorization, Execution and Delivery. ------------------------------------- AFFC has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by AFFC and the consummation by AFFC of the transactions contemplated hereby will have been, before the Closing Date, duly authorized by the Board of Directors and stockholders of AFFC, and no other corporate proceedings on the part of AFFC are necessary to authorize the execution and delivery of this Agreement and the consummation by AFFC of the transactions contemplated hereby. This Agreement has been duly executed and delivered by AFFC and constitutes a valid and binding obligation of AFFC enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, rehabilitation, liquidation, insolvency, reorganization, rearrangement, receivership and other similar laws relating to or affecting insurance companies or the enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and by matters involving the discretionary authority of any court before which any proceeding therefor may be brought or any state Insurance Commissioner or Insurance Department that has jurisdiction. 3.2 Noncontravention. ---------------- Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which AFFC or any of its Subsidiaries is subject or, any provision of its charter or bylaws or the charter or bylaws of any of its Subsidiaries or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which AFFC or any of its Subsidiaries is a party or by which any of them is bound or to which any of their respective assets is subject. 3.3 Required Consents. ----------------- Except as set forth in Section 3.3 to the AFFC Disclosure Schedule, neither AFFC nor any of its -------------------------------------------- Subsidiaries is required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency or other Person in order for the Parties to consummate the transactions contemplated by this Agreement. 3.4 Organization, Standing and Authority; Subsidiaries. -------------------------------------------------- AFFC and each of its Subsidiaries is duly organized, validly existing and in Good Standing under the laws of the state of its organization. 3.5 Licenses. -------- AFFC and each of the life insurance company Subsidiaries is duly licensed and qualified to transact all business it is currently conducting and is in Good Standing in the state of its incorporation and in each of the other jurisdictions where it is currently conducting such business, except where the lack of such license or qualification would not have a Material Adverse Effect. All Licenses held by AFFC and its Subsidiaries are (i) in full force and effect and (ii) are not subject to any action, proceeding, or investigation which restricts or would restrict any of the Licenses except where the ineffectiveness of any License or the existence of any such restriction would not have a Material Adverse Effect. 3.6 Actions and Proceedings. ----------------------- Except for claims under or with respect to insurance policies, (i) there are no outstanding adverse, material orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or naming AFFC or its Subsidiaries, or any of the directors, officers or employees of AFFC or its Subsidiaries in their capacity as such; and (ii) there are no material complaints, actions, suits or claims or legal, administrative or arbitration proceedings against or investigations of, or threatened against or involving, any of AFFC or its Subsidiaries, or any of their directors, officers, employees in their capacity as such or their properties or assets. 3.7 Outstanding Capital Stock and Surplus Notes of AFFC and its Subsidiaries. ------------------------------------------------------------------------ Section 3.7 to the AFFC Disclosure Schedule sets forth the authorized capitalization of AFFC --------------------------------------------- and each of its Subsidiaries (i) immediately prior to the consummation of the Transactions, (ii) immediately following the consummation of the Transactions, and (iii) immediately following the consummation of the Transactions on a fully diluted and as converted basis, including the number of issued and outstanding shares of each class of its capital stock, the outstanding principal amount of each surplus note, the names of the holders thereof, and the number of shares or principal amount held by each such holder. All of the outstanding shares of capital stock of AFFC and each Subsidiary are duly authorized and are validly issued, fully paid and non-assessable. The outstanding surplus note of Laurel Life is duly authorized, validly issued and fully enforceable. AFFC has delivered to Vesta Fire and Vesta true and complete copies of the Redemption Agreement, as executed, including all exhibits and attachments thereto. 3.8 Title to Subsidiary Stock; Surplus Notes. ---------------------------------------- AFFC owns, beneficially and of record, all of the outstanding shares of capital stock and the surplus note of Laurel Life, and Laurel Life owns, beneficially and of record, all of the outstanding shares of capital stock of AFL, in each case free and clear of any Security Interests or restrictions other than the Security Interest of Vesta in a surplus note, which will be satisfied at Closing. 3.9 Options or Other Rights. ----------------------- Except as set forth in Section 3.9 to the AFFC Disclosure Schedule, there is no (i) outstanding -------------------------------------------- right, subscription, warrant, call, unsatisfied preemptive right, option or other contract or other agreement of any kind to purchase or otherwise to receive from AFFC or any of its Subsidiaries any of the outstanding, authorized but unissued, unauthorized or treasury shares of the capital stock, any surplus note, or any other security of AFFC or its Subsidiaries, (ii) outstanding security of any kind convertible into any security of AFFC or its Subsidiaries, or (iii) outstanding contract or other agreement to purchase, redeem or otherwise acquire any outstanding capital stock, surplus note or any other security of AFFC or its Subsidiaries. 3.10 Corporate Records. ----------------- AFFC has heretofore made available to Vesta Fire and Vesta true, complete and correct copies of the Certificates or Articles of Incorporation and the By-Laws of AFFC and its Subsidiaries, as in effect on the date hereof, and made available to Vesta Fire and Vesta copies of (i) the stock transfer records, which are true and complete and reflect all issuances and transfers of capital stock, and (ii) the corporate records of meetings of the directors and shareholders, of AFFC and its Subsidiaries, which are true and complete and reflect all corporate actions and proceedings of the directors and shareholders that actually took place and should be reflected therein. 3.11 Insurance Annual Statements; Financial Statements. ------------------------------------------------- AFFC has furnished to Vesta Fire and Vesta copies of the Annual Statements ("Insurance Annual Statements") of Laurel Life and each of its insurance company Subsidiaries for the years ended December 31, 1999, 1998, 1997, and 1996, in each case as filed by Laurel Life or the respective Subsidiary with the Insurance Department of the state of its domicile and with the appropriate regulatory authorities in all jurisdictions in which such filing is required. The Insurance Annual Statements of Laurel Life and AFL for the years ended December 31, 1999, 1998, 1997, and 1996 have been audited. Additionally, AFFC has furnished to Vesta Fire and Vesta copies of the unaudited insurance financial statements of Laurel Life and AFL for the quarter ended March 31, 2000, filed by Laurel Life or AFL with the Insurance Department of the state of its domicile and with the appropriate regulatory authorities in all jurisdictions in which such filing is required. (All of the foregoing financial statements referred to in this Section 3.11 are hereinafter collectively referred to as the "Most Recent Financial Statements"). Each of the Most Recent Financial Statements fairly presents the financial position of the applicable Subsidiary as of its date and results of its operations for the periods set forth therein in accordance with SAP applied on a consistent basis throughout the related periods, except that the unaudited statements are subject to audit adjustments and may lack footnotes and other presentation items. AFFC also has furnished Vesta Fire and Vesta with a list of its assets and liabilities as of May 31, 2000. The reserves established and reflected in the Most Recent Financial Statements in respect of the insurance and annuity policies and contracts of Laurel Life and its life insurance Subsidiaries were determined in accordance with generally accepted actuarial standards consistently applied, are fairly stated in all material respects in accordance with sound actuarial principles and are adequate and in compliance in all material respects with the requirements of the applicable insurance laws, rules and regulations in the state of Texas, as the case may be, as well as those of any other applicable jurisdictions. 3.12 Absence of Liabilities and Obligations. -------------------------------------- As of December 31, 1999, neither AFFC nor any of its Subsidiaries had any liabilities or other obligations that were not reflected on the Most Recent Financial Statements or any footnotes thereto, except for such liabilities and obligations as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 3.13 No Material Adverse Change. -------------------------- Since December 31, 1999, there has been (a) no change, or development involving a prospective change, in the general affairs, management, shareholders' equity, assets, liabilities, properties, business, operations, condition (financial or otherwise) or results of operations of AFFC and its Subsidiaries, that has had or may reasonably be expected to have a Material Adverse Effect, other than those resulting from (i) a change in general economic or financial conditions in the United States (ii) the effects of the acquisition by AFFC of Laurel Life on January 31, 2000, or actions contemplated under this Agreement, and (b) no material change in the manner in which the business of AFFC or its Subsidiaries is conducted; nor will there be prior to Closing other than those resulting from actions contemplated under this Agreement. 3.14 Compliance with Laws. -------------------- AFFC and each of its Subsidiaries have complied in all respects (or will comply within the applicable statutory or grace period provided) with all laws, regulations, including, but not limited to, requirements concerning sales practices, licensing requirements and orders applicable to it or to the operation of its business, except where the failure to do so would not have a Material Adverse Effect. Neither AFFC nor any of its Subsidiaries is in violation of (i) any applicable order, judgment, injunction, award or decree, or (ii) any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental authority, court or arbitrator applicable to any of its business that would have a Material Adverse Effect, and none of AFFC or its Subsidiaries has received written notice that any such violation is being alleged or that AFFC or any of its Subsidiaries needs to have licenses it does not have. AFFC and each of its Subsidiaries has filed all reports and other documents that it was required to file with any Insurance Department or other governmental or regulatory authority having jurisdiction over AFFC or any of its Subsidiaries except where the failure to file would not have a Material Adverse Effect. As of their respective dates, each of such reports and documents complied in all respects with the relevant statutes, rules and regulations enforced or promulgated by the authority with which they were filed and did not contain any untrue statement of a fact or omit to state any fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, where such non-compliance would not have, or such untrue statement or omission does not relate to the existence of, a Material Adverse Effect. AFFC has provided Vesta Fire and Vesta with access to true and complete copies of (a) all exam reports issued by any Insurance Department with respect to any examination of Laurel Life or any of its Subsidiaries conducted since December 31, 1995, and (b) all insurance policy and annuity or insurance contract forms issued by Laurel Life or its Subsidiaries. All insurance policy and annuity or insurance contract forms issued by Laurel Life or its Subsidiaries have been filed with and approved by all applicable Insurance Departments to the extent required by law, except where the failure to file or the lack of approval would not have a Material Adverse Effect. 3.15 Property. -------- (a) With respect to each parcel of real property owned by Subsidiaries of AFFC, except for matters which would not have a Material Adverse Effect, the applicable Subsidiary has good and marketable title to the parcel of real property, free and clear of any Security Interest, easement, covenant, or other restriction, except for installments of special assessments not yet delinquent, recorded easements, covenants, and other restrictions, and utility easements, building restrictions, zoning restrictions, and other easements and restrictions existing generally with respect to properties of a similar character. AFFC does not own any real property. (b) Each lease and sublease to which AFFC or any of its Subsidiaries is a party is legal, valid, binding, enforceable, and in full force and effect, except where the illegality, invalidity, nonbinding nature, unenforceability, or ineffectiveness would not have a Material Adverse Effect. To the Knowledge of AFFC, none of AFFC, the applicable Subsidiary of AFFC or any other party to such lease or sublease, is in material violation or breach of or default under any such lease or sublease. (c) AFFC and its Subsidiaries own or have the right to use all material items of tangible and intangible property necessary for the conduct of the business of AFFC and its Subsidiaries as it is currently conducted, except where the lack of ownership or the lack of such right to use items of tangible and intangible property could not reasonably be expected to have a Material Adverse Effect. 3.16 Contracts and Other Agreements. ------------------------------ No contract or commitment, written or oral, to which any of AFFC or its Subsidiaries is a party or by which any of them is bound, excluding direct insurance policies written or assumed by Laurel Life or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect. 3.17 Employment Benefits. ------------------- (a) Section 3.17 of AFFC's Disclosure Schedule lists each Benefit Plan that any of AFFC and its Subsidiaries maintains or to which any of AFFC and its Subsidiaries contributes, and except as set forth in Section 3.17 of AFFC's Disclosure Schedule: ------------------------------------------- (i) Each Benefit Plan that is an Employee Benefit Plan (and each related trust, insurance contract, or fund) complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code, and other applicable laws. (ii) All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-1's, and Summary Plan Descriptions) have been filed or distributed appropriately and in accordance with the Code and ERISA with respect to each such Benefit Plan. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code Sec. 4980B have been met in all material respects with respect to each such Benefit Plan that is an Employee Welfare Benefit Plan. (iii) All contributions (including all employer contributions and employee salary reduction contributions) that are due have been paid to each such Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date that are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of each of AFFC and its Subsidiaries. All premiums or other payments for all periods ending on or before the Closing Date will have been paid with respect to each such Benefit Plan that is an Employee Welfare Benefit Plan or accrued in the Most Recent Financial Statements. All contributions required to have been made by AFFC, or its Subsidiaries under the terms of any Benefit Plan have been timely made. (iv) Each such Benefit Plan that is an Employee Pension Benefit Plan meets all of the requirements of a "qualified plan" under Code Sec. 401(a) and has received a favorable determination letter from the Internal Revenue Service, and AFFC has no Knowledge of any circumstances that could affect adversely the qualified status of such Benefit Plan. (v) The market value of assets under each such Benefit Plan that is an Employee Pension Benefit Plan (other than any Multiemployer Plan) equals or exceeds the present value of all vested and nonvested liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to an Employee Pension Benefit Plan terminating on the Closing Date. (vi) No such Benefit Plan that is in an Employee Pension Benefit Plan has an "accumulated funding deficiency" (whether or not waived) within the meaning of Code Sec. 412 or Section 302 of ERISA, and no member of the Controlled Group of Corporations that includes AFFC and its Subsidiaries has an outstanding funding waiver. (vii) With respect to each Benefit Plan that is an Employee Pension Benefit Plan, AFFC has made available to Vesta correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements that implement each such Employee Benefit Plan, if any, and with respect to any Benefit Plan that is not an Employee Pension Benefit Plan, AFFC has given Vesta Fire and Vesta access to the documents described in this 3.17(a)(vii) if any. (b) With respect to each Benefit Plan for which AFFC or any of its Subsidiaries has or could have any liability: (i) No such Benefit Plan that is an Employee Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or, to the Knowledge of AFFC, threatened. (ii) There have been no Prohibited Transactions with respect to any such Benefit Plan that is an Employee Benefit Plan. No Fiduciary has any liability for any material breach of fiduciary duty or any other material act or failure to act or comply in connection with the administration of or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing, or investigation with respect to the administration of or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to the Knowledge of AFFC, threatened. (iii) None of AFFC or any of its Subsidiaries has incurred any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability) or under the Code with respect to any such Benefit Plan that is an Employee Pension Benefit Plan. (c) None of AFFC, its Subsidiaries and the other members of the Controlled Group of Corporations that includes AFFC and its Subsidiaries contributes to, ever has contributed to, or ever has been required to contribute to any Multiemployer Plan or has any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any withdrawal liability, under any Multiemployer Plan except where such contribution, requirement to contribute, or liability would not have a Material Adverse Effect. (d) None of AFFC or its Subsidiaries has maintained nor maintains or contributes to, or ever has contributed to, or ever has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Sec. 4980B) except where such contribution, requirement to contribute, or maintenance would not have a Material Adverse Effect. (e) AFFC has made available to Vest Fire and Vesta true and complete copies of all Benefit Plans currently in effect, all of which are listed on Section 3.17 of AFFC's Disclosure Schedule. ------------------------------------------- 3.18 Powers of Attorney. ------------------ There are no outstanding powers of attorney granted by AFFC or its Subsidiaries except those powers of attorney that, if exercised in accordance with their terms, could not have a Material Adverse Effect. 3.19 Insurance. --------- At all times material, AFFC and its Subsidiaries have maintained in full force and effect insurance coverage for all risks, and in such amounts, customarily insured by a Person of similar size carrying on similar businesses as AFFC and its Subsidiaries, except where the failure to maintain such insurance coverage could not reasonably be expected to have a Material Adverse Effect. 3.20 Tax Matters. ----------- For tax periods ending on or prior to December 31, 1999: (a) The unpaid federal income Taxes of Laurel Life and its Subsidiaries do not exceed the reserves for federal income Tax liability (rather than any reserve for deferred taxes established to reflect timing differences between book and tax income) set forth in the 1999 Insurance Annual Statements for Laurel Life and its Subsidiaries by an amount in excess of fifty thousand dollars ($50,000). AFFC has no unpaid federal income Taxes as of December 31, 1999. (b) The unpaid Taxes (other than federal income Taxes) of Laurel Life and its Subsidiaries do not exceed the reserves for those Taxes set forth on the 1999 Insurance Annual Statements for Laurel Life and its Subsidiaries by an amount in excess of fifty thousand dollars ($50,000). AFFC has no unpaid Taxes as of December 31, 1999. (c) Each of AFFC and Laurel Life and its Subsidiaries has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. None of AFFC or Laurel Life and its Subsidiaries currently is the beneficiary of any extension of time within which to file any income Tax Return. (d) There is no material dispute or claim concerning any Tax liability of any of AFFC or Laurel Life and its Subsidiaries either (i) claimed or raised by any authority in writing or (ii) as to which AFFC has Knowledge based upon personal contact with any agent of such authority. (e) AFFC has provided Vesta Fire and Vesta access to correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of AFFC or Laurel Life and its Subsidiaries since December 31, 1993. None of AFFC or Laurel Life and its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to an Tax assessment or deficiency. (f) Laurel Life and its subsidiary AFL each is subject to federal income Tax as a "life insurance company" within the meaning of Section 801 of the Code. (g) To the Knowledge of AFFC, proper and accurate amounts have been withheld by AFFC and its Subsidiaries in full and complete compliance with the Tax and social security withholdings provisions of applicable Federal, state, local and foreign law, and such withholdings have been timely paid to the respective governmental authorities. (h) To the Knowledge of AFFC, AFFC and its Subsidiaries have made all required estimated tax payments sufficient to avoid any underpayment penalties. 3.21 Tax Status of Insurance/Annuity Products. ---------------------------------------- Except to the extent that no Material Adverse Effect would exist: (a) All of the life insurance contracts of Laurel Life and its Subsidiaries qualify as "life insurance contracts" within the meaning of Section 7702 of the Code. (b) No life insurance contracts issued by Laurel Life or its Subsidiaries meet the test of "modified endowment contracts" contained in Section 7702A of the Code. (c) All annuity contracts issued by Laurel Life and its Subsidiaries that are subject to Section 72(s) of the Code, contain all of the necessary provisions of Section 72(s). 3.22 Environmental Matters. --------------------- Neither the conduct nor operation of AFFC or its Subsidiaries nor any condition of or on any property presently or previously owned, leased or operated by any of them violates or violated any Environmental Laws in any respect material to the business of AFFC and its Subsidiaries and no condition exists or event has occurred with respect to any of them or any such property that, with notice or the passage of time, or both, would constitute a violation of any Environmental Law material to the business of AFFC or its Subsidiaries or obligate (or potentially obligate) AFFC or its Subsidiaries to remedy, stabilize, neutralize or otherwise alter the environmental condition of any such property where the aggregate cost of such actions could reasonably be expected to have a Material Adverse Effect. None of AFFC or its Subsidiaries has received any notice that any operation or condition of any property presently or, previously owned, leased or operated by any of them are or were in violation of any Environmental Laws or that any of them are responsible (or potentially responsible) for the cleanup or other remediation of any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on or beneath any such property. 3.23 Brokerage. --------- No broker or finder has acted directly or indirectly for AFFC or its Subsidiaries or has or will have any valid claim against AFFC or its Subsidiaries for any brokerage, finder's fee or other commission or compensation. 3.24 Loss Reserves. ------------- The loss reserves reflected in the Insurance Annual Statements were or will be determined in accordance with SAP and generally accepted actuarial standards and principles applied by AFFC on a basis consistent with prior periods. Such loss reserves make or will make sufficient provision for the settlement of the total amount of all liabilities and obligations of AFFC and the Subsidiaries through the Closing Date arising under the terms of all insurance and assumed reinsurance contracts pursuant to which AFFC and the Subsidiaries have any obligation or liability as of the Closing Date. 3.25 Trademarks, Service Marks, Trade Names, Copyrights and Data Processing Systems. ------------------------------------------------------------------------------ AFFC and the Subsidiaries have the right to use and hold good and marketable title, free and clear of all encumbrances, to each of the trademarks, service marks, trade names and copyrights and to those data processing systems, including all component hardware, software, operating systems, programs, manuals, forms, techniques or the like, used or relied upon by AFFC and the Subsidiaries in connection with their respective business. Neither AFFC nor any Subsidiary has any Knowledge of the infringement by any Person, of any such trademark, service mark, tradename or copyright. 3.26 Employment Matters. ------------------ (a) To Knowledge of AFFC, AFFC and each Subsidiary is not and has not engaged in any unfair labor practice. There is no unfair practice complaint against AFFC or any Subsidiary pending or, to Knowledge of AFFC, threatened before the National Labor Relations Board. (b) Neither AFFC nor any Subsidiary is a party to any collective bargaining agreement with any labor union or other association of employees and, to Knowledge of AFFC, no attempt has been made to organize or certify the employees of AFFC or the Subsidiaries as a bargaining unit. (c) To Knowledge of AFFC, neither AFFC nor any Subsidiary has ever been the subject of any inspection or investigation relating to its compliance with or violation of the Immigration Reform and Control Act of 1986, and the rules and regulations promulgated thereunder, nor have they been fined or otherwise penalized by reason of any alleged failure to comply with such immigration laws, nor is any such proceeding pending or, to Knowledge of AFFC, threatened in respect of AFFC or any Subsidiary. 3.27 Improper Payments. ----------------- (a) No funds or assets of AFFC or any Subsidiary have been used for any illegal purposes; (b) No unrecorded fund or asset of AFFC or any Subsidiary has been established for any purpose; (c) All payments by or on behalf of AFFC or any Subsidiary have been duly and properly recorded and accounted for on the books and records of AFFC or the respective Subsidiary; and (d) No false or artificial entry has been made on the books and records of AFFC or any Subsidiary for any purpose or reason whatsoever. 3.28 Reinsurance. ----------- All reinsurance agreements or treaties to which AFFC or any Subsidiary is a party or is a named reinsured and (i) under which there remains any outstanding obligations or (ii) which covers loss or potential loss arising out of any event occurring (whether or not reported) during the period of three (3) years ending on the date hereof are in writing and in full force and effect. To the Knowledge of AFFC, there are no oral side agreements or other oral agreements between AFFC or the Subsidiary and the other parties to such reinsurance agreements or treaties, except for such agreements, the existence, performance or termination of which would not have a Material Adverse Effect. No such agreement or treaty contains any provision providing that the other party thereto may terminate such agreement or treaty by reasons of the transactions contemplated by this Agreement. To the Knowledge of AFFC, there are no material claims or losses which have arisen under policies written by AFFC or any Subsidiary for which reinsurance has been purchased, and for which AFFC or any Subsidiary intended there to be reinsurance coverage, that are not covered under such reinsurance agreements. 3.29 Employment Contracts. -------------------- Except for the individuals covered by the Employment Agreements, the employment of each officer, director and employee is terminable at will by AFFC or a Subsidiary, without restriction, penalty or payment of any kind. 3.30 Guarantees. ---------- Neither AFFC nor any of its Subsidiaries is a guarantor or indemnitor for any liability (including indebtedness) of an affiliate or any other Person other than guaranties and indemnities, if any, made by Laurel Life or AFL in the ordinary course of its insurance business and other than guaranties of obligations of AFFC and any of its Subsidiaries. 3.31 Investments. ----------- There have been no material changes to the credit quality or composition of the investment portfolio of AFFC and each Subsidiary since December 31, 1999, other than changes in connection with the acquisition by AFFC of Laurel Life on January 31, 2000, and other than a $5.5 million loan by AFFC to ComStar Mortgage Corporation and other than changes due to changes in interest rates and purchases and sales of investments in the normal course of business. 3.32 Accounts; Security Deposits. --------------------------- There have been no material changes to the composition of or number of bank accounts, safe deposit boxes, brokerage accounts, trust accounts, depository accounts or other custodial accounts of AFFC and each Subsidiary since December 31, 1999, including but not limited to, any deposits maintained with any governmental agency or department for the purpose of obtaining or continuing any authority within any jurisdiction, other than changes in the ordinary course of business 3.33 Insurance Business. ------------------ (a) AFFC has received no written notification from any agent, broker or other person that currently produces or writes insurance on reinsurance business for AFFC or any Subsidiary ("Agents") threatening litigation or termination of their agency agreements or otherwise indicating that such Agents are likely to cease to do business with AFFC or such Subsidiary in the same manner as such business has been conducted historically, whether as a result of the transactions contemplated by this Agreement or otherwise, which could reasonably be expected to result in a Material Adverse Effect. (b) To the Knowledge of AFFC, each of the written contracts between AFFC or any Subsidiary and its Agents ("Agency Agreements") is valid, binding and in full force and effect in accordance with its terms, assuming no default by any such Agent under any such agreement, except where there would not be a Material Adverse Effect. To the Knowledge of AFFC, neither AFFC nor any other party thereto is in default in any material respect with respect to any Agency Agreement, and no such Agency Agreement contains any provision providing that the other party thereto may terminate the same by reason of the transactions contemplated by this Agreement or any other provision which would be altered or otherwise become applicable solely by reason of such transactions, except where there would not be a Material Adverse Effect. (c) There are no material oral side agreements or other material oral agreements between AFFC or any Subsidiary and its Agents or former agents with respect to the payment of compensation by AFFC to its Agents or former agents in existence on the date hereof and on the Closing Date. 3.34 No Misrepresentations. --------------------- None of the representations and warranties of AFFC set forth in this Agreement or in the certificates of officers to be delivered to Vesta Fire and Vesta at Closing contains or shall contain any untrue statement of a material fact or omits or shall omit any material fact required to be stated therein. AFFC has disclosed all material facts necessary to make such representations and warranties contained herein or any such statement not misleading, in light of the circumstances under which they were made. 4. Representations and Warranties of Vesta Fire and Vesta. ------------------------------------------------------ Vesta represents and warrants to AFFC that the statements contained in this Section 4 are correct and complete on and as of the date of this Agreement and will be correct and complete as of the Closing Date except where any such statement is made as of a specific date. 4.1 Organization, Standing and Authority. ------------------------------------ Vesta Fire is an insurance company duly organized, validly existing and in Good Standing under the laws of the state of Illinois. Vesta is a corporation duly organized, validly existing and in Good Standing under the laws of the state of Delaware. 4.2 Authorization, Execution and Delivery. ------------------------------------- Vesta Fire and Vesta each has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Vesta Fire and Vesta and the consummation by Vesta Fire and Vesta of the transactions contemplated hereby have been duly authorized by the Board of Directors of each such Person and no other corporate proceedings on the part of Vesta Fire and Vesta are necessary to authorize the execution and delivery of this Agreement and the consummation by Vesta Fire and Vesta of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Vesta Fire and Vesta and constitutes a valid and binding obligation of Vesta Fire and Vesta, enforceable against each in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, rehabilitation, liquidation, insolvency, reorganization, rearrangement, receivership and other similar laws relating to or affecting insurance companies or the enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and by matters involving the discretionary authority of any court before which any proceeding therefor may be brought or any state Insurance Commissioner or Insurance Department that has jurisdiction. 4.3 Required Consents. ----------------- Other than the approval of the Texas Department of Insurance, any approvals that may be required under the HSR, neither Vesta Fire nor Vesta is required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency or other Person in order for the Parties to consummate the transactions contemplated by this Agreement where the failure to give notice, to file, or to obtain any authorization, consent, or approval would have a Material Adverse Effect or materially adversely affect the ability of the Parties to consummate the transactions contemplated by this Agreement. 4.4 Noncontravention. ---------------- Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Vesta is subject or any provisions of the charter or bylaws of Vesta Fire or Vesta or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Vesta Fire or Vesta is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a Material Adverse Effect or materially adversely affect the ability of the Parties to consummate the transactions contemplated by this Agreement. 5. Pre-Closing Covenants. --------------------- The Parties agree as follows with respect to the period between the execution of this Agreement and the Effective Time. 5.1 General. ------- Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the Closing Conditions). 5.2 Notices and Consents. -------------------- Each of the Parties will (i) give notices to those third parties and will use their reasonable best efforts to obtain those third party consents that are necessary, proper or advisable in connection with the transactions contemplated hereby and (ii) give any notices to, make any filing with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of, governments and governmental agencies in connection with the transactions contemplated hereby. 5.3 Operation of Business. --------------------- Except as otherwise contemplated by this Agreement or as Vesta Fire may otherwise consent to in writing, which consent will not be unreasonably withheld or delayed, AFFC will and will cause each of its Subsidiaries not to: (a) (i) declare or pay dividends or declare or make any other distributions, or any other payment or transfer of assets, of any kind to its shareholders, or (ii) make any direct or indirect redemption, retirement, purchase or other acquisition of its capital stock, except that AFFC may at Closing redeem its Series A Convertible Preferred Stock, together with the Warrants relating thereto, pursuant to the Redemption Agreement; and (b) take any action or omit to take any action that would make any of the representations or warranties of AFFC inaccurate or untrue. 5.4 Full Access; Confidentiality. ---------------------------- AFFC will permit, and AFFC will cause its Subsidiaries to permit, representatives of Vesta Fire and Vesta to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of AFFC and its Subsidiaries, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to AFFC and its Subsidiaries. Vesta Fire and Vesta each will treat and hold as such any Confidential Information it receives from AFFC and its Subsidiaries in the course of the reviews contemplated by this Section 5, will not use any of the Confidential Information except in connection with this Agreement. In the event that Vesta Fire or Vesta is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, Vesta Fire or Vesta will notify AFFC promptly of the request or requirement so that the AFFC may seek an appropriate protective order or waive compliance with the provisions of this Section 5.4. If, in the absence of a protective order or the receipt of a waiver hereunder, Vesta Fire or Vesta is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, AFFC may disclose the Confidential Information to the tribunal; provided, however, that Vesta Fire and Vesta each shall use ------------------ its reasonable best efforts to obtain, at the reasonable request of AFFC, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as AFFC shall designate. In the event this Agreement is terminated for any reason whatsoever, Vesta Fire and Vesta will return to AFFC and its Subsidiaries all tangible embodiments (and all copies) of the Confidential Information that are in its possession or control. For purposes of this Agreement, "Confidential Information" means any information concerning the businesses and affairs of AFFC and its Subsidiaries provided to Vesta Fire or Vesta by AFFC or any Subsidiary that is not already generally available to the public; provided, however, that the term "Confidential Information" does not include information (i) which was or becomes available to Vesta Fire or Vesta on a non-confidential basis from a source other than AFFC or its representatives, provided that neither Vesta Fire or Vesta is aware that such source is under an obligation (whether contractual, legal or fiduciary) to AFFC to keep such information confidential; (ii) is public knowledge at the time of disclosure; (iii) was in the possession of Vesta Fire or Vesta or its representatives before receipt from AFFC; (iv) becomes available to the public through no fault of Vesta Fire or Vesta or its representatives; or (v) is developed independently by Vesta Fire or Vesta or its representative as evidenced by written records of Vesta Fire or Vesta or its representative. 5.5 State Insurance and Other Regulatory Approvals. ---------------------------------------------- Vesta Fire and Vesta each shall, in cooperation with AFFC, use its reasonable best efforts: (a) to obtain as promptly as practicable the approval of the Texas Department of Insurance to consummate the transactions contemplated hereby; (b) to provide notice to the appropriate governmental or regulatory body of each of the other applicable departments of insurance with respect to the transactions contemplated hereby; and (c) to obtain all necessary approvals, authorizations and consents of each governmental and regulatory body required to be obtained prior to the Closing Date to consummate the transactions contemplated hereby. Prior to the Closing Date, AFFC shall, and shall cause Laurel Life and each of its Subsidiaries to, cooperate with Vesta Fire and Vesta to the fullest extent practicable in seeking to obtain the approval of the Texas Department of Insurance and any other necessary governmental approvals, and in providing notice to other insurance departments, and shall provide, and shall cause Laurel Life to provide, such information and communications to the Texas Department of Insurance and such other governmental and regulatory bodies as Vesta Fire and Vesta may reasonably request in connection therewith. 5.6 Exclusivity. ----------- AFFC will not, and will cause Laurel Life and its Subsidiaries not to solicit, initiate, encourage or accept the submission of any proposal or offer from any Person relating to, or agree to or otherwise facilitate, the sale or disposition of all or any part of the capital stock, surplus notes or the assets of AFFC or any of its Subsidiaries (including any disposition structured as a merger, consolidation, or share exchange), except for sales or dispositions of assets in the Ordinary Course of Business, and the sale of the corporate shells of BNL and APL. 5.7 Other Documents. --------------- Prior to the Closing Date, AFFC shall provide Vesta Fire and Vesta with copies of all material filings made by AFFC or any of its Subsidiaries and relating to Laurel Life or any of its Subsidiaries with any insurance department or other governmental or regulatory agency (including, without limitation, any tax returns), within ten (10) business days after the filing thereof. 5.8 Financial Statement Audit. ------------------------- AFFC will, in cooperation with Vesta and at Vesta's expense, take all commercially reasonable steps to obtain, within 60 days following the Closing Date audited financial statements for AFFC and its Subsidiaries for the purpose of enabling Vesta to fulfill its requirements with respect to such financial statements under the Securities Exchange Act of 1934 and the regulations promulgated thereunder. 6. Conditions to Obligation to Close. --------------------------------- 6.1 Conditions to Obligation of Vesta. --------------------------------- The obligation of each of Vesta Fire and Vesta to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions: (a) the representations and warranties of AFFC set forth in this Agreement that are qualified as to materiality or Material Adverse Effect shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, at and as of the Closing Date, provided that those representations and warranties that are confined by their terms to a specified date shall speak only as of such date; (b) AFFC shall have performed and complied with all of its respective covenants and agreements hereunder in all material respects through the Closing; (c) there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement; (d) AFFC shall have delivered to Vesta Fire and Vesta a certificate to the effect that each of the conditions specified above in Section 6.1 (a) - (c) is satisfied in all respects; (e) all approvals, authorizations, and consents from federal and state governmental and regulatory bodies required for the transactions contemplated by this Agreement (including, without limitation, the approval of the transactions contemplated by this Agreement by the Texas Department of Insurance) shall have been obtained and shall be in full force and effect and without conditions or limitations reasonably unacceptable to Vesta Fire and Vesta, and Vesta Fire and Vesta shall have been provided with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents; (f) Vesta Fire and Vesta shall have received either (i) certificates of compliance (or the equivalent thereof) dated as of a date not more than sixty (60) days prior to the Closing Date, with respect to each of Laurel Life and its Subsidiaries, as to the applicable jurisdictions with respect to which it has a License, or (ii) with respect to those jurisdictions with respect to which no certificate of compliance is received, an officer's certificate from AFFC stating that all reports and Taxes known to be due have been filed and paid and no adverse regulatory actions are pending or have been threatened; (g) Since June 7, 2000, there shall have been (a) no materially adverse change, or development involving a prospective change, in the general affairs, management, shareholders' equity, assets, liabilities, properties, business, operations of AFFC and its Subsidiaries, other than those resulting from (x) a change in general economic or financial conditions in the United States or (y) matters contemplated under this Agreement, and (b) no material change in the manner in which the business of AFFC or its Subsidiaries is conducted other than those resulting from matters contemplated under this Agreement; (h) AFFC and its Subsidiaries shall have given all notices, made all filings and received all authorizations, consents or approvals of all Persons required in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file or to obtain such authorization, consent or approval would not materially adversely affect the ability of the Parties to consummate the transactions contemplated by this Agreement or materially affect AFFC or any of its Subsidiaries; (i) Vesta Fire and Vesta shall have received from counsel to AFFC an opinion in form and substance reasonably satisfactory to Vesta Fire and Vesta and their counsel, addressed to Vesta Fire and Vesta, and dated as of the Closing Date; (j) the Investor Rights Agreement, the Employment Agreements and the Exchange Agreement shall have been executed by all parties other than Vesta Fire and Vesta that are parties to such agreements and the transactions contemplated by the Redemption Agreement shall have been consummated either prior to or contemporaneously with the Closing; and (k) all actions to be taken by AFFC and its Subsidiaries in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Vesta Fire, Vesta and their counsel. Vesta Fire and Vesta may waive any condition specified in this Section 6.1 if it executes a writing so stating at or prior to the Closing. 6.2 Conditions to Obligation of AFFC. -------------------------------- The obligation of AFFC to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions: (a) the representations and warranties of Vesta Fire and Vesta set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, at and as of the Closing Date, provided that those representations and warranties that are confined by their terms to a specified date shall speak only as of such date; (b) Vesta Fire and Vesta each shall have performed and complied with all of its covenants hereunder in all material respects through the Closing; (c) there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement; (d) Vesta Fire and Vesta each shall have delivered to AFFC a certificate to the effect that each of the conditions specified above in Section 6.2 (a) - (c) is satisfied in all respects; (e) all approvals, authorizations, and consents from federal and state governmental and regulatory bodies required for the transactions contemplated by this Agreement (including, without limitation, the approval of the transactions by the Texas Department of Insurance) shall have been obtained and shall be final and in full force and effect and without conditions or limitations reasonably unacceptable to AFFC, and AFFC shall have been provided with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents; (f) Vesta Fire and Vesta shall have given all notices, made all filings and received all authorizations, consents or approvals of all Persons required in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file or to obtain such authorization, consent or approval would not materially adversely affect the ability of the Parties to consummate the transactions contemplated by this Agreement or materially adversely affect Vesta Fire and Vesta or any of their Subsidiaries; (g) the Investor Rights Agreement, the Employment Agreements and the Exchange Agreement shall have been executed by all parties other than AFFC that are parties to such agreements and the transactions contemplated by the Redemption Agreement shall have been consummated either before or contemporaneously with the Closing; and (h) all actions to be taken by Vesta Fire and Vesta in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to AFFC and its counsel. AFFC may waive any condition specified in Section 6.2 if AFFC executes a writing so stating at or prior to the Closing. 7. Remedies for Breaches of This Agreement. --------------------------------------- 7.1 Survival Period; Indemnification as Remedy. ------------------------------------------ The representations and warranties of AFFC contained in Sections 3.7, 3.8, 3.9, 3.20 and 3.22 shall survive the Closing and continue in full force and effect indefinitely, subject to the time limitations contained in any applicable statute of limitations measured from the Closing Date. All of the other representations and warranties of the Parties contained in this Agreement shall survive the Closing and continue in full force and effect until the second anniversary of the Closing Date. 7.2 Indemnification Provisions for Benefit of Vesta. ----------------------------------------------- In the event AFFC breaches any of its representations, warranties, and covenants contained herein, or in the event of any inaccuracy in such representations and warranties or in any certificate delivered hereunder, provided that Vesta makes a written claim for indemnification against AFFC pursuant to Section 7.6 within the applicable survival period, then AFFC agrees to indemnify Vesta Fire or Vesta, as the case may be, from and against the entirety of any Adverse Consequences Vesta Fire or Vesta, as the case may be, shall suffer through and after the date of the claim for indemnification caused proximately by the breach or inaccuracy. 7.3 Indemnification Provisions for Benefit of AFFC. ---------------------------------------------- In the event Vesta Fire or Vesta breaches any of its representations, warranties, and covenants contained herein, or in the event of any inaccuracy in such representations and warranties or in any certificate delivered hereunder, and, provided that AFFC makes a written claim for indemnification against Vesta Fire or Vesta, as the case may be, pursuant to Section 7.6 within the applicable survival period, then Vesta agrees to indemnify AFFC from and against the entirety of any Adverse Consequences AFFC shall suffer through and after the date of the claim for indemnification that are caused proximately by the breach or inaccuracy. 7.4 Matters Involving Third Parties. ------------------------------- (a) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") that may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 7, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing. (b) Any Indemnifying Party will have the right to assume and thereafter conduct the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party. (c) Unless and until an Indemnifying Party assumes the defense of the Third Party Claim as provided in Section 7.4(b), however, subject to Section 7.4(b), the Indemnified Party may defend against the Third Party Claim in any manner it reasonably may deem appropriate. (d) In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of each of the Indemnifying Parties (not to be withheld unreasonably). 7.5 Exclusive Remedy After the Closing. ---------------------------------- After the Closing, except as otherwise provided in this Agreement, the indemnification provisions in this Section 7 shall be the exclusive remedy of the Parties for any breach of any certifications, representations, warranties or covenants set forth in this Agreement or in the certificates delivered pursuant to Section 6. 7.6 Claim Notice. ------------ To be effective, the claim notice for indemnification under this Section 7 must (i) be sent in accordance with Section 9.6; and (ii) set forth in reasonable detail the specific facts and circumstances with respect to the claim. 8. Termination. ----------- 8.1 Termination of Agreement. ------------------------ The Parties may terminate this Agreement as provided below: (a) The Parties may terminate this Agreement by mutual written consent at any time prior to the Closing; (b) AFFC may terminate this Agreement by giving written notice to Vesta Fire and Vesta at any time prior to the Closing (i) in the event Vesta Fire or Vesta has breached any representation or warranty that is qualified as to materiality, in any respect, or any representation or warranty that is not qualified as to materiality or Material Adverse Effect, or any covenant, in any material respect, AFFC has notified Vesta Fire and Vesta of the breach, and the breach has continued without cure for a period of ten (10) business days after the notice of breach or (ii) if the Closing shall not have occurred on or before September 30, 2000, unless the failure results primarily from AFFC's wrongful refusal to close; (c) Vesta Fire and Vesta may terminate this Agreement by giving written notice to AFFC at any time prior to the Closing (i) in the event AFFC has breached any representation or warranty that is qualified as to materiality, in any respect, or any representation or warranty that is not qualified as to materiality or Material Adverse Effect, or any covenant, in any material respect, Vesta Fire and Vesta have notified AFFC of the breach, and the breach has continued without cure for a period of ten (10) business days after the notice of breach or (ii) if the Closing shall not have occurred on or before September 30, 2000, unless the failure results primarily from Vesta Fire's or Vesta's wrongful refusal to close; and (d) Either Vesta Fire and Vesta or AFFC may terminate this Agreement by giving written notice to the other Party (treating Vesta and Vesta Fire as one Party) at any time prior to the Closing in the event that any order of any court or administrative agency shall be in effect that restrains or prohibits the transactions contemplated hereby or if any suit, action, or legal or administrative proceeding shall be pending that has been brought by a governmental or regulatory body and that challenges consummation of the transactions contemplated hereby, if not dismissed or agreed to be dismissed prior to the giving of notice of termination, which notice may not be given prior to the tenth (10th) business day after such suit, action or proceeding is brought. 8.2 Effect of Termination. --------------------- If any Party terminates this Agreement pursuant to Section 8.1, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party for a breach existing prior to termination of this Agreement or a breach of Section 8.1, without regard to Section 7); provided, however, that any such liability for breach or wrongful termination, this Section 8.2 and, the confidentiality provisions contained in Section 5.4 shall survive termination. 9. Miscellaneous. ------------- 9.1 Entire Agreement. ---------------- This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they have related in any way to the subject matter hereof. 9.2 Succession and Assignment. ------------------------- This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties. 9.3 Counterparts. ------------ This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. 9.4 Headings. -------- The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. 9.5 Expenses. -------- Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby, except as set forth in Section 5.8. 9.6 Notices. ------- All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two (2) business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:
          If to AFFC:                        American Founders Financial Corp.
                                            Kenneth W. Phillips, Chairman
                                            Wayne A. Schreck, President
                                            2720 East Camelback Road
                                            Phoenix, AZ  85016
                                            Facsimile:  (602) 224-6802

                  Copy to:          LeBoeuf, Lamb, Greene and McRae, L.L.P.
                                            50 North Laura Street
                                            Suite 2800
                                            Jacksonville, FL 32202
                                            Facsimile: (904) 353-1673
                                            Attention:  Kenneth M. Kirschner, Esquire

         If to Vesta Fire or Vesta: Vesta Fire Insurance Corporation

                                            Norman W. Gayle III, President
                                              and Chief Executive Officer

                                            James E. Tait, Chairman
                                              and Chief Financial Officer

                                            Donald W. Thornton,
                                            Senior Vice President, Secretary
                                              and General Counsel

                                            3760 River Run Drive
                                            Birmingham, AL  35243

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

9.7 Amendments and Waivers. ----------------------
No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties hereto. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

9.8 Severability. ------------
Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

9.9 Construction. ------------
The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation.

        IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be duly executed as of the date first above written.

                                            "AFFC"

                                            AMERICAN FOUNDERS FINANCIAL CORP.

                                            By:      /s/ Kenneth W. Phillips       ___
                                                ----------------------------------------
                                                  Name:       Kenneth W. Phillips
                                                  Title:      Chairman

                                            "VESTA FIRE"

                                            VESTA FIRE INSURANCE CORPORATION

                                            By:      /s/ Donald W. Thornton
                                                -------------------------------------------------
                                                  Name:       Donald W. Thornton
                                                  Title:      Senior Vice President

                                            "VESTA"

                                            VESTA INSURANCE GROUP, INC.

                                            By:      /s/ Donald W. Thornton      _
                                                ----------------------------------------
                                                  Name:       Donald W. Thornton
                                                  Title:      Senior Vice President